UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2020

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2020, Amplify Energy Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in Houston, Texas for the following purposes: (1) to elect six directors to serve on the Company’s board of directors with a term of office expiring at the 2021 Annual Meeting of Stockholders; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) to approve, on an advisory basis, the frequency of future advisory votes on executive compensation. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 7, 2020.

Proposal 1 — Election of Directors

Christopher W. Hamm, Scott L. Hoffman, Randal T. Klein, Evan S. Lederman, David H. Proman and Todd R. Snyder were elected to continue to serve as the Company’s directors until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher W. Hamm	25,408,054	853,977	380,546	8,214,809
Scott L. Hoffman	23,493,771	2,769,241	379,565	8,214,809
Randal T. Klein	25,375,204	886,851	380,522	8,214,809
Evan S. Lederman	25,649,820	612,194	380,563	8,214,809
David H. Proman	24,733,271	1,568,463	340,843	8,214,809
Todd R. Snyder	24,535,314	1,727,705	379,558	8,214,809

Proposal 2 — Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor

The appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020 was ratified. The voting results were as follows:

For	Against	Abstain
34,438,496	86,707	332,183

Proposal 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
23,884,916	2,036,657	721,004	8,214,809

Proposal 4 — Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Executive Compensation

The frequency of advisory votes on executive compensation to occur every year was approved, on an advisory basis, as follows:

Every Year	Every Two Years	Every Three Years	Abstain
25,352,912	16,361	575,526	697,778

The Company has determined that it will hold an advisory vote on executive compensation every year, until the next stockholder advisory vote on the preferred frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2020	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer